INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

Note 13. INCOME TAXES

Deferred tax assets and valuation allowance

The Company had, subject to limitation, approximately $18.4 million of net operating loss carryforwards at December 31, 2022, of which approximately $6.0 million will begin expiring in 2034. The remaining balance of approximately $12.4 million will carry forward indefinitely. A 100% valuation allowance has been provided for the deferred tax benefits resulting from the net operating loss carryover due to a lack of earnings history. In addressing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are deductible. The valuation allowance increased by approximately $0.8 million and $0.5 million for the years ended December 31, 2022, and 2021, respectively. Significant components of deferred tax assets are as follows:

	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryover	$3,871,192	$3,302,836
Stock compensation	477,055	434,645
Capitalized R&E costs	260,560	—
Depreciation and amortization	(7,337)	1,099
Other	5,708	3,974
Tax credits	443,867	484,778
Total deferred tax assets	5,051,045	4,227,332
Less: valuation allowance	(5,051,045)	(4,227,332)
Net deferred tax assets	$—	$—

bioAffinity Technologies, Inc.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2022 and 2021

The reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended

December 31, 2022 and 2021, was as follows:

	Year Ended December 31,
	2022	2021
Tax at federal statutory rate	(21.0)%	(21.0)%
Permanent differences	10.4	14.8
Research and development credits	2.2	(1.9)
Change in valuation allowance	10.1	8.1
Effective income tax rate	—%	—%

Unrecognized tax benefits

As of December 31, 2022 and 2021, the Company has unrecognized tax benefits related to tax credits of $190,229 and $49,646, respectively. None of the unrecognized tax benefits as of December 31, 2022, if recognized, would impact the effective tax rate due to the valuation allowance, and no interest or penalties have been recognized. A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

	December 31,
	2022	2021

Beginning balance	$49,646	$70,893
Deductions based on tax positions related to the prior year	110,681	(21,247)
Additions based on tax positions related to the current year	29,902	—
Ending balance	$190,229	$49,646

The Company is not under audit with any taxing jurisdiction at this time. The Company’s tax returns for the previous three years remain open for audit by the respective tax jurisdictions.